Exhibit 10.2
AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT
THIS AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is made as of this 15th day of October, 2019, by and among CELADON GROUP, INC., a Delaware corporation ("Celadon Group"), any additional borrower party hereto as designated on the signature pages hereto (each individually as a "Borrower", and collectively as "Borrowers"), the Lenders party hereto and MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment to MidCap Financial Trust, as Agent for Lenders (in such capacity, "Agent"), and individually, as a Lender.
RECITALS
A.          Agent and Lenders have previously entered into financing arrangements with Borrowers pursuant to that certain Credit and Security Agreement, dated as of July 31, 2019, by and among Agent, Lenders, Borrowers and the other Credit Parties from time to time party thereto (as amended, supplemented, restated or otherwise modified from time to time, including by this Amendment, the "Credit Agreement") and the other Financing Documents.
B.          Borrowers have requested that Agent and Lenders amend the Liquidity requirement set forth in Section 6.4 to lower the liquidity threshold to $8,000,000 from October 15, 2019 until November 15, 2019.
C.          Borrowers have further requested that Agent and Lenders agree to amend the Credit Agreement in the manner specified in this Amendment, and Agent and Lenders have agreed to the foregoing requests, in each case on and subject to the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and Borrowers hereby agree as follows:
1.          Recitals.  This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.
2.          Definitions.  All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.
3.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 8 below, and in reliance on the representations and warranties contained in Section 4 below, Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety, as follows:
6.4          Minimum Liquidity.  Borrower will not permit Liquidity at any time during any period described below to be less than the amount set forth opposite the applicable period in the table below:

Period	Liquidity
Closing Date through October 14, 2019	$10,000,000
October 15, 2019 through November 15, 2019	$8,000,000
November 16, 2019 through December 31, 2019	$12,500,000
Fiscal quarter ending March 31, 2020	$12,500,000
Fiscal quarter ending June 30, 2020	$12,500,000
Fiscal Quarter ending September 30, 2020 and each fiscal quarter thereafter	$15,000,000

4.          Representations and Warranties.  Each Borrower represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:
(a)          all representations and warranties of the Credit Parties contained in the Financing Documents were true and correct in all material respects when made (except to the extent that any such representation or warranty is by its terms subject to a materiality qualification, in which case such representation or warranty was true, correct and complete in all respects) and, except to the extent that such representations and warranties relate expressly to an earlier date, continue to be true and correct in all material respects on the date hereof (except to the extent that any such representation or warranty is by its terms subject to a materiality qualification, in which case such representation or warranty is true, correct and complete in all respects);
(b)          the execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its corporate powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Credit Party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Credit Party;
(c)          this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms; and
(d)          after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Financing Documents.
5.          Reaffirmation of Security Interest.  Each Credit Party confirms and agrees that:  (i) all security interests and Liens granted by such Credit Party to Agent continue in full force and effect, and (ii) all Collateral remains free and clear of any Liens other than Liens in favor of Agent and Permitted Liens.  Nothing herein contained is intended to impair or limit the validity, priority and extent of Agent's security interest in and Liens upon the Collateral.
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6.          Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.
7.          Costs and Expenses. Borrowers shall be responsible, in accordance with Section 12.14(a)(i) of the Credit Agreement, for the payment of all of Agent's costs and expenses incurred in connection with this Amendment and any related documents, including, without limitation, the reasonable fees and expenses of Agent's counsel.  Borrowers hereby authorize Agent to pay all of such costs and expenses by charging same to any account of Borrowers maintained by Agent under the Credit Agreement.
8.          Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent, all in form and substance satisfactory to Agent:
(a)          Agent shall have received a fully executed copy of this Amendment executed by Borrowers, each other Credit Party and each Lender together with such other documents, agreements and instruments as Agent may reasonably require or reasonably request;
(b)          Agent shall have received a fully executed copy of an amendment to the Term Loan Credit Agreement pursuant to which Term Loan Agent and the Term Loan Lenders are to lower the liquidity requirement set forth in the Term Loan Credit Agreement to be consistent with the terms of this Amendment;
(c)          Borrowers shall have paid all fees, costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Financing Documents; and
(d)          after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment and the other Financing Documents delivered in connection herewith.
9.          No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
10.          Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent's or any Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
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11.          Miscellaneous.
(a)          Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.
(b)          Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), Section 12.6 (Confidentiality), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)          Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)          Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.
[SIGNATURES APPEAR ON FOLLOWING PAGES]
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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.
BORROWERS:	CELADON GROUP, INC., a Delaware corporation

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON E-COMMERCE, INC., a Delaware corporation

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON TRUCKING SERVICES, INC., a New Jersey corporation

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON REALTY, LLC, a Delaware limited liability company

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

Signature Page to Amendment No. 2 to Credit and Security Agreement

OSBORN TRANSPORTATION, INC., an Alabama corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

BEE LINE, INC., an Ohio corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

DISTRIBUTION, INC., an Oregon corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

QUALITY COMPANIES LLC, an Indiana limited liability company

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

QUALITY EQUIPMENT LEASING, LLC, a Delaware limited liability company

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

Signature Page to Amendment No. 2 to Credit and Security Agreement

QUALITY INSURANCE, LLC, an Indiana limited liability company

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON LOGISTICS SERVICES, INC., a Delaware corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

EAGLE LOGISTICS SERVICES INC., an Indiana corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

VORBAS, LLC, an Ohio corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON CANADIAN HOLDINGS, LIMITED, an Ontario corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

Signature Page to Amendment No. 2 to Credit and Security Agreement

HYNDMAN TRANSPORT LIMITED, an Ontario corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

TAYLOR EXPRESS, INC., a North Carolina corporation

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

Signature Page to Amendment No. 2 to Credit and Security Agreement

AGENT:	MIDCAP FUNDING IV TRUST, as Agent

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit and Security Agreement

LENDER:	MIDCAP FINANCIAL TRUST, as a Lender

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit and Security Agreement

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